Exhibit 99.1

GlobalSCAPE, Inc. Announces Financial Results for the First Quarter 2015 and Declares Initial Quarterly Cash Dividend

Revenue Increases 20 Percent Compared with Q1 2014

SAN ANTONIO — April 30, 2015 — GlobalSCAPE, Inc. (NYSE MKT: GSB), a leading developer of secure information exchange solutions, today announced its financial results for the three months ended March 31, 2015. The Company also declared a quarterly cash dividend.

Revenue for the first quarter of 2015 was $6.9 million, which is an increase of 20 percent when compared with revenue of $5.7 million for the first quarter of 2014.

Deferred revenue, which can be an indicator of future revenue trends, was $14.3 million at March 31, 2015, compared with $10.7 million at March 31, 2014, or an increase of 33 percent.

For the first quarter of 2015, the Company had net income of $815,000 compared with net income of $534,000 for the first quarter of 2014. Earnings per share was $0.04 for the first quarter of 2015 compared with $0.03 for the first quarter of 2014.

Adjusted EBITDA Excluding Infrequent Items was $1.5 million for the first quarter of 2015 compared with $1.0 million for the first quarter of 2014.

The Company had cash, cash equivalents and long-term investments of $15.5 million at March 31, 2015, an increase of $1.0 million over the total of the same items at December 31, 2014.

“The 20 percent revenue growth we achieved for the quarter is a direct result of our ongoing investments in product development, channel sales and marketing initiatives, and demand generation programs,” said James Bindseil, Globalscape’s President and Chief Executive Officer. “We remain confident that the plans we have in place will result in us continuing to achieve our near-term objectives that support our long-term operational and financial goals.”

Globalscape also declared a quarterly dividend of $0.015 per share of common stock payable on June 3, 2015, to shareholders of record at the close of business on May 19, 2015.

GlobalSCAPE, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income
(In thousands, except per share amounts)
(Unaudited)

	Three months ended March 31
	2015	2014

Operating Revenues:
Software licenses	$2,458	$1,912
Maintenance and support	4,034	3,579
Professional services	388	237
Total Revenues	6,880	5,728
Operating Expenses:
Cost of revenues	248	204
Selling, general and administrative	4,578	4,049
Research and development	513	527
Depreciation and amortization	288	141
Total operating expenses	5,627	4,921
Income from operations	1,253	807
Other income (expense), net	11	(20)
Income before income taxes	1,264	787
Income tax expense	449	253
Net income	$815	$534
Comprehensive income	$815	$534

Net income per common share -
Basic	$0.04	$0.03
Diluted	$0.04	$0.03

Weighted average shares outstanding:
Basic	20,647	19,534
Diluted	21,099	20,394

GlobalSCAPE, Inc.
Condensed Consolidated Balance Sheets
(in thousands except share amounts)
Unaudited
	March 31,	December 31,
	2015	2014
Assets
Current assets:
Cash and cash equivalents	$12,345	$11,358
Accounts receivable (net of allowance for doubtful accounts of $500 and $511 in 2015 and 2014, respectively)	4,715	5,938
Current deferred tax asset	312	402
Prepaid expenses	378	488
Total current assets	17,750	18,186

Fixed assets, net	598	616
Long term investments	3,201	3,185
Intangible assets, net	3,771	3,298
Goodwill	12,712	12,712
Deferred tax asset	302	290
Other assets	100	100
Total assets	$38,434	$38,387

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$555	$1,111
Accrued expenses	1,284	1,590
Deferred revenue	10,962	11,411
Income taxes payable	182	2
Total current liabilities	12,983	14,114

Deferred revenue, non-current portion	3,310	3,393
Other long term liabilities	51	52
Commitments and contingencies

Stockholders’ equity:
Preferred stock, par value $0.001 per share, 10,000,000 authorized, no shares issued or outstanding	-	-
Common stock, par value $0.001 per share, 40,000,000 authorized, 21,163,767 and 20,989,267 shares issued at March 31, 2015, and December 31, 2014, respectively	21	21
Additional paid-in capital	18,817	18,370
Treasury stock, 403,581 shares, at cost, at March 31, 2015 and December 31, 2014	(1,452)	(1,452)
Retained earnings	4,704	3,889
Total stockholders’ equity	22,090	20,828
Total liabilities and stockholders’ equity	$38,434	$38,387

GlobalSCAPE, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)
	For the Three Months Ended March 31,
	2015	2014
Operating Activities:
Net income	$815	$534
Adjustments to reconcile net income to net cash provided by operating activities:
Bad debt expense	87	108
Depreciation and amortization	288	141
Stock-based compensation	148	126
Deferred taxes	78	414
Excess tax benefit from share-based compensation	(9)	173
Subtotal before changes in operating assets and liabilities	1,407	1,496
Changes in operating assets and liabilities:
Accounts receivable	1,136	251
Prepaid expenses	110	75
Deferred revenue	(532)	(84)
Accounts payable	(556)	38
Accrued expenses	(306)	42
Other long-term liabilities	(1)	(4)
Income tax receivable and payable	189	(157)
Net cash provided by operating activities	1,447	1,657
Investing Activities:
Software development costs capitalized	(691)	(751)
Purchase of property and equipment	(52)	(63)
Interest reinvested in long term investments	(16)	(16)
Net cash (used in) investing activities	(759)	(830)
Financing Activities:
Proceeds from exercise of stock options	290	919
Excess tax benefit from share-based compensation	9	(173)
Notes payable principal payments	-	(341)
Net cash used in financing activities	299	405
Net increase (decrease) in cash	987	1,232
Cash at beginning of period	11,358	9,455
Cash at end of period	$12,345	$10,687

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$-	$49
Income taxes	$174	$45

GlobalSCAPE, Inc.
Consolidated Statements of EBITDA
(in thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2015	2014
Net income (loss)	$815	$534
Add (subtract) items to determine adjusted EBITDA:
Income tax expense	449	253
Interest expense, net	(11)	20
Depreciation and amortization:
Total depreciation and amortization	288	141
Amortization of capitalized software development costs	(218)	(68)
Stock-based compensation expense	148	126
Adjusted EBITDA	$1,471	$1,006

Conference Call April 30, 2015 at 4:30 p.m. ET

Globalscape management will hold a conference call on April 30, 2015, at 4:30 p.m. Eastern Time/3:30 p.m. Central Time to discuss financial results and other corporate matters for the first quarter 2015. Those wanting to join should call 888-505-4368 or 719-325-2376 and use Conference ID # 1817286. A live webcast of the conference call will also be available on the Investor Relations page of the company's website at www.globalscape.com. A webcast replay will be made available on the company's website shortly after the call is completed.

About Globalscape

San Antonio, Texas-based GlobalSCAPE, Inc. (NYSE MKT: GSB) ensures the reliability of mission-critical operations by securing sensitive data and intellectual property. Globalscape’s suite of solutions features the EFT platform, the industry-leading enterprise file transfer solution that delivers military-grade security and a customizable platform for achieving best-in-class control and visibility of data in motion or at rest, across multiple locations. Founded in 1996, Globalscape is a leading enterprise solution provider of secure information exchange software and services to thousands of customers, including global enterprises, governments, and small businesses. For more information, visit www.Globalscape.com or follow the blog and Twitter updates.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2014 calendar year, filed with the Securities and Exchange Commission on March 30, 2015.

INVESTOR RELATIONS CONTACT
Contact: Jim Fanucchi
Phone Number: (408) 404-5400
Email: ir@globalscape.com

PRESS CONTACT
Contact: Ciri Haugh
Phone Number: (210) 308-8267
Email: PR@globalscape.com